Consulting Group
Capital Markets Funds

Municipal Bond Investments Ticker: TMUUX

Summary Prospectus >> January 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2011, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html. You can also get this information at no cost by calling 1-877-937-6739 or by sending an e-mail request to client.services@mssb.com.

Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.62%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$265	$814	$1,390	$2,954

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes but such bonds may pay income that is subject to the Alternative Minimum Tax. The Fund’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.
Credit quality.  The Fund limits its investments to municipal obligations that are rated investment grade or higher by a nationally

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recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser.
Duration.  The Fund’s average duration is typically maintained at 90-110% of the average benchmark duration, which is the average duration of all the constituent bonds in the Barclays Capital Municipal Bond Index, the Fund’s benchmark. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates. The Fund is generally composed of securities having a full range of maturities. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that municipal bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity, the more sensitive its share price will be to interest rate movements.
▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.
▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
▶	Municipal securities risk, which includes risks that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.
▶	Liquidity risk, which means when there is little or no trading active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
▶	Taxation risk, which means the possibility that some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
▶	Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

Annual total returns (%) as of December 31, 2009
Municipal Bond Investments

Fund’s best and worst calendar quarters
Best: 6.67% in 3rd quarter 2009;
Worst: (4.08)% in 3rd quarter 2008
Year-to-date: 6.80% (through 3rd quarter 2010)

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Average Annual Total Returns (for the periods ended December 31, 2009)

Inception Date: 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	12.30%	3.65%	5.43%
Return After Taxes on Distributions	12.29%	3.37%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	3.38%	5.12%
Barclays Capital Municipal Bond Index (reflects no deduction for expenses or taxes)	12.91%	4.32%	5.75%
Lipper General Municipal Debt Funds Average	16.86%	2.91%	4.60%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s primary benchmark is the Barclays Capital Municipal Bond Index. The benchmark is a composite measure of the total return performance of the municipal bond market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper General Municipal Debt Funds Average is comprised of funds that, by fund practice, invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-adviser and portfolio manager
McDonnell Investment Management, LLC (“McDonnell”)

Portfolio
Manager
Portfolio Manager	Since

Stephen Wlodarski, CFA, Managing Director – McDonnell	2005
James Grabovac, CFA, Vice President and Senior Portfolio Manager – McDonnell	2005
Dawn Mangerson, Vice President and Senior Portfolio Manager – McDonnell	2006

Purchase and sale of Fund shares
Purchases of shares of a Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchanges (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act File No. 811-06318

®2011 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.

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